UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2012
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.04	Mine Safety-Reporting of Shutdowns and Patterns of Violations

On June 19, 2012, Caterpillar Global Mining Field Services LLC (Contractor ID: Z8T) (the “Contractor”), a wholly owned indirect subsidiary of Caterpillar Inc., received an imminent danger order (“Order”) issued under section 107(a) of the Federal Mine Safety and Health Act of 1977 (30 U.S.C. 817(a)) at the Jim Bridger Mine (Mine ID: 48-00677) located in Sweetwater County, Wyoming (the “Site”).

Employees of the Contractor were performing repair work at the Site. The Order relates to a Mine Safety and Health Administration inspector observing an employee who did not have his safety lanyard securely tied off while preparing to work on a dragline. Upon being informed by the inspector, the employee secured his lanyard and continued with the repair.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

6/25/2012	By:	/s/James B. Buda
James B. Buda
Chief Legal Officer